UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019

MCDERMOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Republic of Panama	001-08430	72-0593134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

757 N. Eldridge Parkway Houston, Texas	77079
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (281) 870-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2019, McDermott International, Inc. (“McDermott”) announced that Stuart A. Spence, Executive Vice President and Chief Financial Officer, had resigned from his positions with McDermott, effective November 4, 2019, and that Christopher A. Krummel has been appointed Executive Vice President, Chief Financial Officer of McDermott.

Mr. Krummel, age 51, has served as our Global Vice President, Finance and Chief Accounting Officer since May 2018, and previously served as our Vice President, Finance and Chief Accounting Officer from October 2016 to April 2018. Prior to joining McDermott, Mr. Krummel served as a consultant of American Industrial Partners, a firm engaging in private equity investments in industrial businesses in the United States and Canada, from November 2015 through July 2016; Chief Financial Officer and Vice President of EnTrans International, LLC, a global manufacturer of aluminum tank trailers, heavy lift trailers and oilfield pressure pumping equipment used in hydraulic fracturing and other well services, from September 2014 to October 2015; and Chief Accounting Officer, Vice President and Corporate Controller / Vice President of Finance of Cameron International, a worldwide provider of flow equipment products, systems and services to oil, gas and process industries from April 2008 until August 2014. In his role as Chief Financial Officer, Mr. Krummel will be McDermott’s principal financial and accounting officer.

There are no family relationships existing between Mr. Krummel and any director or executive officer of McDermott. Mr. Krummel does not have any interest in any transactions requiring disclosure under Item 404(a) of Regulation S-K and there are no arrangements or understandings between Mr. Krummel and any other person pursuant to which he was appointed as an officer of McDermott.

A copy of McDermott’s press release relating to the above-referenced announcement is furnished with this report as Exhibit 99.1.

Item 8.01	Other Events.

On November 4, 2019, McDermott filed a prospectus supplement to the registration statement on Form S-3ASR (File No. 333-227609) (the “Registration Statement”) to register (i) 2,027,157 shares of McDermott’s common stock, par value $1.00 per share (the “Common Stock”), which are issuable upon exercise of the Series A Warrants (the “Warrants”) held by the selling stockholders identified in the prospectus supplement and (ii) an indeterminate number of shares of Common Stock that may be issued upon redemption of McDermott’s 12% redeemable preferred stock, par value $1.00 per share, held by the selling stockholders identified in the prospectus supplement.

This Current Report on Form 8-K is being filed to report as an exhibit a legal opinion relating to the shares of Common Stock offered through the prospectus supplement for incorporation by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Arias, Fabrega and Fabrega.

99.1	Press Release dated November 5, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCDERMOTT INTERNATIONAL, INC.

Dated: November 5, 2019	By:	/s/ John M. Freeman
John M. Freeman Executive Vice President, Chief Legal Officer and Corporate Secretary